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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934





Date of Report:     March 23, 1994



                          MATTEL, INC.
                          ------------
      (Exact name of Registrant as specified in its charter)



        Delaware                  001-05647                   95-1567322
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(State or other jurisdiction     (Commission            (I.R.S. Employer
     of incorporation)             File No.)           Identification No.)



333 Continental Boulevard, El Segundo, California             90245-5012
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    (Address of principal executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:       (310) 524-4600
                                                   ---------------------



                                N/A
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    (Former name or former address, if changed since last report.)
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            Information to be included in the Report
            ----------------------------------------


Item 7.   Financial Statements and Exhibits
- -------   ---------------------------------

     (a)  Financial statements of businesses acquired: None

     (b)  Pro forma financial information: None

     (c)  Exhibits:

          99.1 Credit Agreement (Multi-Year Facility) dated as of March 18, 1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent.

          99.2 Credit Agreement (364-Day Facility) dated as of March 18, 1994 among the Company, the Banks named therein and Bank of America National Trust and Savings Association, as Agent.

          99.3 Amended and Restated Transfer and Administration Agreement
               dated as of March 18, 1994 among the Company, Mattel Sales
               Corp., the Banks named therein and Nationsbank of Texas,
               N.A., as Agent.
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                             SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant
has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MATTEL, INC.


                                          By:  /s/ Robert Normile
                                               -------------------------
                                               Robert Normile
                                               Assistant General Counsel
                                                 and Assistant Secretary


Date: March 23, 1994
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